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                                                                    Exhibit 10.2


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT effective as of December 31, 2001 (the "Amendment No. 1") is by and between Patrick H. Kareiva (the "Employee") and Workgroup Technology Corporation (the "Company").

     WHEREAS, the Employee and the Company are parties to that certain Employment Agreement effective as of April 1, 2001 (the "Employment Agreement"; capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Employment Agreement);

     WHEREAS, the Employee and the Company desire to amend certain terms of the Employment Agreement;

     WHEREAS, Section 13 of the Employment Agreement provides that modification of the Employment Agreement shall not be effective without the consent of the majority of the outside Directors of the Company; and

     WHEREAS, the undersigned Directors constitute a majority of the outside Directors of the Company;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Reduction of Salary; Calculation of Severance Upon Certain Events.
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Section 2(A) of the Employment Agreement shall be amended by adding at the end of Section 2(A) the following: "Notwithstanding the foregoing, effective January 1, 2002, the Company shall pay to the Employee a monthly salary of Twenty Two Thousand Five Hundred Dollars ($22,500.00) until the end of the first Quarter during which the Company has an operating profit, as reported on the Company's regularly prepared financial statements, of at least ($22,500.00) (the "Operating Profit Threshold"). From and after the first day following the end of the first Quarter in which the Operating Profit Threshold is met, the Company shall resume paying to the Employee a monthly salary of Thirty Thousand Dollars ($30,000.00) (the "Original Salary"). If the Employee is entitled to receive any payments pursuant to Section 4(D) or Section 4(E) of the Employment Agreement in connection with the termination of his employment, then, notwithstanding the provisions of such Section 4(D) or Section 4(E) of the Employment Agreement, any such payments shall be based upon the Original Salary, regardless of whether the Company is paying to the Employee the Original Salary at the time of such termination of employment."

     2. Modification of Total Software License Revenue Bonus. Section 2(C) of
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the Employment Agreement shall be amended by adding at the end of Section 2(C)
the following: "Additionally, notwithstanding the foregoing, effective as of July 1, 2001, the Company shall be required to pay to the Employee the Total Software License Revenue Bonus with respect to any particular Quarter only if, during such Quarter, the Company would have earned an operating

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profit, as reported on the Company's regularly prepared financial statements, had the Company paid the Original Salary and the Total Software License Revenue Bonus to the Employee during such Quarter."

     3. Notice to the Company and the Employee. The addresses of the Company and
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the Employee set forth in Section 16 of the Employment Agreement are hereby amended as follows: (i) with respect to the Company, Workgroup Technology Corporation, One Burlington Woods Drive, Burlington, MA 01803-4503, Attention:
Board of Directors and (ii) with respect to the Employee, Patrick H. Kareiva, Workgroup Technology Corporation, One Burlington Woods Drive, Burlington, MA 01803-4503.

     4. Agreement Limited. Except as expressly provided herein, each of the
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provisions of the Employment Agreement shall remain in full force and effect.

     5. Governing Law. This Amendment No. 1 shall be governed by and construed
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in accordance with the internal laws of the Commonwealth of Massachusetts.

     6. Counterparts. This Amendment No. 1 may be executed by the parties hereto
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in separate counterparts each which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 effective as of the date first above written.

                                        WORKGROUP TECHNOLOGY CORPORATION

                                        By: /s/ Douglas A. Catalano
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                                        Title:  Director

                                        By: /s/ James M. McConnell
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                                        Title:  Director

                                        By: /s/ Frederick H. Phillips
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                                        Title:  Director

                                        /s/ Patrick H. Kareiva
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                                        Patrick H. Kareiva

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